UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017 (January 14, 2017)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

Resignation of Thomas J. Wolf from Board of Directors
On January 14, 2017, Thomas J. Wolf informed the Board of Directors of Peoples Bancorp Inc. (“Peoples”) of his decision to resign from the Board of Directors of Peoples and the Board of Directors of Peoples’ banking subsidiary, Peoples Bank, effective January 14, 2017. Peoples’ press release announcing Mr. Wolf’s departure is attached as Exhibit 99 to this Current Report of Form 8-K and incorporated herein by reference. A copy of Mr. Wolf’s email communication to the Board of Directors of his retirement is included as Exhibit 17 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
a) - c)
Not applicable
d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 18, 2017	By:/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
17	Email received by Dave Mead on January 14, 2017 from Tom Wolf giving notice of his intention to retire from the Boards of Peoples Bancorp Inc. and Peoples Bank, effective immediately.
99	News Release issued by Peoples Bancorp Inc. on January 18, 2017